TRANSAMERICA LIFE INSURANCE COMPANY
4333 Edgewood Road, N.E.
Cedar Rapids, Iowa 52499

September 8, 2011

VIA EDGAR

Securities and Exchange Commission
100 F Street NE
Washington, D.C. 20549

Re:           Variable Life Account A, SEC File No. 811-09747
➢	Variable Protector, Registration No. 333-153785
Rule 30b2-1 Filing

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Life Insurance Company (the “Company”) on behalf of the Registrant, recently sent (or will send) to its policyholders the semi-annual reports dated June 30, 2011, for the underlying management investment companies listed below (the “Funds”). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act:

SEMI-ANNUAL REPORT FILINGS:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), SEC File No. 822-07452
Fidelity Variable Insurance Products Funds, SEC File Nos. 811-05511, 811-03329, 811-07205
Janus Aspen Series, SEC File No.811-07736
MFS Variable Insurance Trust, SEC File No. 811-08326
Oppenheimer Variable Account Funds, SEC File No. 811-04108

Some of the funds included in each Fund Company’s semi-annual report filings may not be available under every Policy offered by the Registrant.

The Company understands that the Funds have filed, or will file, their semi-annual reports with the commission under the separate cover, pursuant to Rule 30d-1.

To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact me at (727) 299-1830 or Gayle Morden at (727) 299-1747.

Sincerely,

/s/ Arthur D. Woods
Arthur D. Woods
Vice President & Counsel

cc:  Gayle A. Morden
Priscilla Hechler